UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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[X] Preliminary Proxy Statement
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[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material under §240.14a-12

Manager Directed Portfolios
(Name of Registrant as Specified in Its Charter)

(Names of Person(s) Filing Proxy Statement, if other than the Registrant)

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[ ]    Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

April [...], 2025

Dear Shareholder:

The Board of Trustees of Manager Directed Portfolios (the “Trust”) has scheduled a special meeting of shareholders of the Greenspring Income Opportunities Fund (the “Fund”), a series of the Trust, to be held on June 17, 2025, at 11:00 a.m. Central time, at the offices of the Fund’s administrator, U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202.

The purpose of the special meeting is to vote on important proposals affecting the Fund and you as a shareholder. This package contains information about the special meeting and the proposals, including a Notice of Special Meeting of Shareholders, Questions and Answers about the Proxy Statement, the Proxy Statement, and a proxy card. Also included are instructions on how to vote.

Corbyn Investment Management, Inc. (“Corbyn” or the “Adviser”) has served as the investment adviser to the Fund since its inception in December 2021. As part of Corbyn’s long-term succession plan, it is anticipated that on or about June 30, 2025, certain current holders of an equity interest in Corbyn will reduce their ownership interests by selling a portion of such interests to other current owners and employees of Corbyn (the “Transaction”). In connection with the Transaction, Charles vK. Carlson, President and owner of a controlling interest of Corbyn, will sell a significant portion of his ownership interest in Corbyn such that he will no longer own a controlling interest in Corbyn. Michael J. Pulcinella and George A. Truppi, both portfolio managers of the Fund, will each gain a controlling ownership interest in Corbyn in connection with the Transaction. Ownership in Corbyn will also change for other personnel in connection with the Transaction but no other individuals will gain a controlling interest.

It is not anticipated that Corbyn’s new ownership structure will result in any significant changes for shareholders of the Fund. Messrs. Pulcinella, Truppi and Carlson will continue to be the portfolio managers responsible for the day-to-day management of the Fund after the Transaction. The services provided and the management fee payable to Corbyn under the new investment advisory agreement will be the same as the services provided and the management fee payable to Corbyn under the current investment advisory agreement.

Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund’s investment advisory agreement with the Adviser terminates automatically upon its assignment, which is deemed to include any change in control of the Adviser. The Transaction, when completed, will result in a change in control of the Adviser under the 1940 Act and, accordingly, the Fund’s investment advisory agreement with the Adviser will automatically terminate as provided under the 1940 Act. Therefore, the Adviser is seeking approval by shareholders of a new investment advisory agreement.

Shareholders of the Fund will also be asked to approve any adjournments of the special meeting needed to solicit additional proxies if there are insufficient votes at the time of the special meeting to constitute a quorum or to approve the new investment advisory agreement.

I am writing to ask for your prompt vote for the approval of a new investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser, to enable the Adviser to continue serving as the investment adviser to the Fund. The proposals have been carefully reviewed by the Trust’s Board of Trustees. The Board of Trustees unanimously recommends that you vote FOR the proposals.

It is very important that we receive your vote before June 17, 2025. Voting is quick and easy. To cast your vote, simply complete the proxy card enclosed in this package. Be sure to sign each card before mailing it in the postage paid envelope. You may also vote your shares by touch-tone telephone or through the Internet. Simply call the toll-free number or visit the web site indicated on your proxy card, enter the control number found on the card, and follow the recorded or online instructions.

I appreciate your participation and prompt response in this matter. If you have any questions regarding the proxy, please contact Sodali & Co at (888) 639-2042.

Sincerely,

______________________________
Name: Title: Corbyn Investment Management, Inc.

Greenspring Income Opportunities Fund
a series of Manager Directed Portfolios

Important information to help you understand and vote on the proposals:

While we encourage you to thoroughly read the enclosed Proxy Statement, the following is a brief overview of the proposals you are being asked to consider. This overview contains limited information and should be read in conjunction with the Proxy Statement.

Questions and Answers

Question:     What is this document and why did you send it to me?

Answer:    As of March 31, 2025 (the “Record Date”), you were a shareholder of record of the Greenspring Income Opportunities Fund (the “Fund”), a series of Manager Directed Portfolios (the “Trust”). We are sending this document to you for your use in deciding whether to approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Corbyn Investment Management, Inc. (the “Adviser”), to allow the Adviser to continue to serve as the investment adviser for the Fund following the change in ownership of the Adviser. This document includes a Notice of Special Meeting of Shareholders (the “Special Meeting”), a Proxy Statement, and the Proxy Card.

At an in-person meeting of the Trust’s Board of Trustees (the “Board”) held on February 20, 2025, the Board approved the continuation of the Adviser as the investment adviser to the Fund under a new investment advisory agreement (the “New Investment Advisory Agreement”), subject to approval by shareholders of the Fund. If approved by shareholders, the New Investment Advisory Agreement will be effective on or about June 30, 2025.

Question:     What am I being asked to vote on?

Answer:    You are being asked to vote to approve the New Investment Advisory Agreement between the Adviser and the Trust, on behalf of the Fund. The proposal relates to a change in the equity ownership of the Adviser. It is anticipated that on or about June 30, 2025, certain current holders of an equity interest in the Adviser will reduce their ownership interests by selling a portion of such interests to other current owners and employees of the Adviser (the “Transaction”). In connection with the Transaction, Charles vK. Carlson, President and owner of a controlling interest of the Adviser, will sell a significant portion of his ownership interest in the Adviser such that he will no longer own a controlling interest in the Adviser. Michael J. Pulcinella and George A. Truppi, both portfolio managers of the Fund, will each gain a controlling ownership interest in the Adviser in connection with the Transaction. Ownership in the firm will also change for other personnel in connection with the Transaction but no other individuals will gain a controlling interest.

The Transaction will result in a change in control of the Adviser. Such change of control will be deemed an assignment of the current investment advisory agreement between the Adviser and the Trust, on behalf of the Fund (the “Existing Investment Advisory Agreement”), that will trigger the automatic termination of the Existing Investment Advisory Agreement. Accordingly, the Fund needs shareholder approval of the New Investment Advisory Agreement to retain the Adviser as the Fund’s investment adviser.

Question:     How will my approval of this proposal affect the management and operation of the Fund?

Answer:    The Fund’s investment strategies will not change as a result of the New Investment Advisory Agreement. The services provided by the Adviser and the management fee payable to the Adviser under the New Investment Advisory Agreement will be the same as the services provided and the management fee payable to the Adviser under the Existing Investment Advisory Agreement. The Fund’s portfolio managers, Mr. Pulcinella, Mr. Truppi and Mr. Carlson, will continue to manage the Fund. The number and value of your shares in the Fund will not change. You will continue to receive uninterrupted investment management and shareholder services.

Question:    What will happen if the Fund’s shareholders do not approve the New Investment Advisory Agreement?

Answer:    If the Fund’s shareholders do not approve the New Investment Advisory Agreement, then the Board will have to consider other alternatives for the Fund, including, upon termination of the Existing Investment Advisory Agreement, entering into an interim investment advisory agreement with the Adviser pursuant to Rule 15a-4 under the 1940 Act, pursuant to which the Fund would have 150 days to obtain shareholder approval of a permanent agreement.

Question:    When and where will the Special Meeting be held?

Answer:    The Special Meeting will be held on June 17, 2025 at 11:00 a.m. Central time at the offices of U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Question:    How will my approval of this proposal affect the expenses of the Fund?

Answer:    The proposed approval of the New Investment Advisory Agreement will not result in an increase in the annual investment management fee paid by the Fund and will not impact the Fund’s total expenses.

Question:    Are there any material differences between the Existing Investment Advisory Agreement and the New Investment Advisory Agreement?

Answer:    No. There are no material differences between the Existing Investment Advisory Agreement and the New Investment Advisory Agreement other than the effective dates and term provisions.

Question:    Has the Board approved the proposal and how does the Board recommend that I vote?

Answer:    Yes. The Board, including a majority of the trustees who are not “interested persons,” as that term is defined under the 1940 Act, has unanimously approved the proposal set forth herein and recommends that shareholders of the Fund vote in favor of the proposal.

Question:    Who is Sodali & Co?

Answer:    Sodali & Co is a third-party proxy vendor that the Fund has engaged (at the Adviser’s expense) to contact shareholders and record proxy votes. In order to hold a shareholder meeting, a quorum must be reached. If a quorum is not attained, the Special Meeting must adjourn to a future date. Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to call you to solicit your vote.

Question:    Who is paying for this proxy mailing and for the other expenses and solicitation costs associated with the Special Meeting?

Answer:    The expenses incurred in connection with preparing the Proxy Statement and its enclosures and all related legal and solicitation expenses will be paid by the Adviser. Shareholders will incur no costs associated with either this proxy mailing or for other expenses and solicitation costs associated with the Special Meeting.

Question:    Why am I being asked to approve adjournments of the Special Meeting to solicit additional proxies?

Answer:    It is important that shareholders of the Fund vote to ensure there is a quorum for the Special Meeting. It may become necessary, from time to time, to adjourn the Special Meeting in order to allow more time to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to constitute a quorum or to approve the New Investment Advisory Agreement. If the proposal to approve adjournments of the Special Meeting is approved with respect to the Fund and a quorum is not present at the Special Meeting, it is expected that the holder of proxies will vote to authorize the adjournment of the Special Meeting in order to solicit additional proxies. Even if a quorum is present at the Special Meeting, but there are insufficient votes to approve the New Investment Advisory Agreement, it is also expected that the holder of proxies will vote to authorize the adjournment of the Special Meeting to solicit additional proxies.

Question:    Who is eligible to vote?

Answer:    Shareholders of record of the Fund as of the close of business on March 31, 2025 are entitled to be present and to vote at the Special Meeting or any adjournment thereof. Shareholders of record of the Fund at the close of business on the Record Date will be entitled to cast one vote for each full share and a fractional vote for each fractional share they hold on each proposal presented at the Special Meeting.

Question:    What vote is required?

Answer:    Approval of the New Investment Advisory Agreement with the Adviser requires the affirmative vote of the holders of the “majority of the outstanding voting securities” of the

Fund. Under the 1940 Act, a “majority of the outstanding voting securities” is defined as the lesser of: (1) 67% or more of the voting securities of the Fund entitled to vote present in person or by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon.

A majority of the votes cast, either in person or by proxy, at the Special Meeting is required to approve any adjournment(s) of the Special Meeting, even if the number of votes cast is fewer than the number required for a quorum.

Question:    How do I vote my shares?

Answer:    You may provide your vote by mail with the enclosed proxy card, by Internet by following the instructions in the proxy voting instructions, by telephone using the toll-free number listed in the proxy voting instructions, or in person at the Special Meeting. You may use the enclosed postage-paid envelope to mail your proxy card. Please follow the enclosed instructions to utilize any of these voting methods. If you need more information on how to vote, or if you have any questions, please call Sodali & Co, the Fund’s tabulator, toll-free at (888) 639-2042.

If you simply sign and date the Proxy Card but do not indicate a specific vote, your shares will be voted FOR the proposals and to grant discretionary authority to the persons named in the card as to any other matters that may properly come before the Special Meeting. Abstentions will be treated as votes AGAINST the proposals.

Shareholders who execute proxies may revoke them at any time before they are voted by: (1) filing a written notice of revocation; (2) timely voting a proxy bearing a later date; or (3) by attending the Special Meeting and voting in person.

Question:    Whom should I call for additional information about this Proxy Statement or the Fund?

Answer:    If you need any assistance or have any questions regarding the proposal or how to vote your shares, please call Sodali & Co at (888) 639-2042. To contact the Fund, please call (833) 574-7469.

Question:    How is a quorum for the Special Meeting established?

Answer:    Forty percent of the Fund’s outstanding shares, present in person or represented by proxy, constitutes a quorum at the Special Meeting.

Please complete, sign and return the enclosed Proxy Card. You may vote your proxy in accordance with the instructions set forth on the enclosed Proxy Card.

YOUR VOTE IS VERY IMPORTANT. PLEASE VOTE TODAY.

Greenspring Income Opportunities Fund

a series of Manager Directed Portfolios

c/o U.S. Bank Global Fund Services
P.O. Box 701
615 East Michigan Street
Milwaukee, Wisconsin 53202

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
to be held on June 17, 2025

The Board of Trustees (the “Board”) of Manager Directed Portfolios (the “Trust”), a registered management investment company organized as a Delaware statutory trust, has called a special meeting (the “Special Meeting”) of the shareholders of the Greenspring Income Opportunities Fund (the “Fund”), a series of the Trust, to be held at the offices of U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, on June 17, 2025, at 11:00 a.m. Central time for the purpose of considering the following proposals and to transact such other business as may properly come before the Special Meeting, or any adjournments or postponements thereof:

(1)Approval of an investment advisory agreement between Corbyn Investment Management, Inc. (the “Adviser”) and the Trust, on behalf of the Fund.
(2)To approve one or more adjournments of the Special Meeting to a later date to solicit additional proxies.

The Board has unanimously approved the investment advisory agreement between the Adviser and the Trust, on behalf of the Fund. However, shareholder approval is required to proceed. The Board believes that the proposals are in the best interests of Fund shareholders and recommends that you vote in favor of the proposals.

Shareholders of record at the close of business on March 31, 2025, are entitled to notice of, and to vote at, the Special Meeting and any adjournment(s) thereof.

By Order of the Board of Trustees:

Amber C. Kopp
Secretary, Manager Directed Portfolios
April [...], 2025

YOUR VOTE IS IMPORTANT – PLEASE VOTE YOUR SHARES PROMPTLY

Shareholders are invited to attend the Special Meeting in person. Any shareholder who does not expect to attend the Special Meeting is urged to vote using the touch-tone telephone or Internet voting instructions found below or indicate voting instructions on the enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.

PROXY STATEMENT
SPECIAL MEETING OF SHAREHOLDERS

Greenspring Income Opportunities Fund

a series of Manager Directed Portfolios

c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
(833) 574-7469

To be held on June 17, 2025

This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees (the “Board”) of Manager Directed Portfolios (the “Trust”) and its series, the Greenspring Income Opportunities Fund (the “Fund”), for voting at a special meeting of shareholders of the Fund, and at any adjournments or postponements thereof (the “Special Meeting”), to be held on June 17, 2025, at 11:00 a.m. Central time, at the offices of the Fund’s administrator, U.S. Bank Global Fund Services, 615 East Michigan Avenue, Milwaukee, Wisconsin 53202.

Shareholders of record at the close of business on the record date, established as March 31, 2025 (the “Record Date”), are entitled to notice of, and to vote at, the Special Meeting. This Proxy Statement is expected to be mailed to shareholders on or about April 29, 2025. The Special Meeting is being held to vote on the following proposals and to transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof:

PROPOSAL 1:    To approve an investment advisory agreement between Corbyn Investment Management, Inc. and the Trust, on behalf of the Fund.

Shareholders of the Fund are being asked to approve a new investment advisory agreement between Corbyn Investment Management, Inc. (the “Adviser”) and the Trust, on behalf of the Fund (the “New Investment Advisory Agreement”).

PROPOSAL 2:    To approve one or more adjournments of the Special Meeting to a later date to solicit additional proxies.

Shareholders of the Fund will also be asked to approve any adjournments of the Special Meeting needed to solicit additional proxies if there are insufficient votes at the time of the special meeting to constitute a quorum or to approve the New Investment Advisory Agreement.

Important Notice Regarding the Availability of Proxy Materials for
the Shareholder Meeting to be Held on June 17, 2025:

    This Proxy Statement is not a form for voting and presents only an overview of the proxy materials, which contain important information. To obtain directions to attend the Special Meeting, please call (888) 639-2042.

Representatives are available to assist Monday through Friday, 10 a.m. to 11 p.m. Eastern time. The annual and semi-annual reports to Fund shareholders are available, free of charge, by contacting the Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701, by calling (833) 574-7469 or on the Fund’s website at www.greenspringfunds.com. The Notice of Special Meeting and Proxy Statement are available at: https://proxyvotinginfo.com/p/GRIOX2025.

PROPOSAL 1

Background

The Board is recommending that shareholders approve the New Investment Advisory Agreement between the Trust, on behalf of the Fund, and the Adviser, which would become effective on or about June 30, 2025. The Adviser has served as the Fund’s investment adviser since its inception in December 2021. As part of the Adviser’s long-term succession plan, it is anticipated that on or about June 30, 2025, certain current holders of an equity interest in the Adviser will reduce their ownership interests by selling a portion of such interests to other current owners and employees of the Adviser (the “Transaction”). In connection with the Transaction, Charles vK. Carlson, President and owner of a controlling interest of the Adviser, will sell a significant portion of his ownership interest in the Adviser such that he will no longer own a controlling interest in the Adviser. Michael J. Pulcinella and George A. Truppi, both portfolio managers of the Fund, will each gain a controlling ownership interest in the Adviser in connection with the Transaction. Ownership in the firm will also change for other personnel in connection with the Transaction but no other individuals will gain a controlling interest. The New Investment Advisory Agreement is identical to the existing investment advisory agreement between the Adviser and the Trust, on behalf of the Fund, dated as of November 8, 2021 (the “Existing Investment Advisory Agreement”) except for its effective date and the term provisions discussed below. A copy of the New Investment Advisory Agreement is attached to this Proxy Statement as Exhibit A.

The Transaction will result in a change in control of the Adviser. Such change of control will be deemed an assignment of the Existing Investment Advisory Agreement that will trigger the automatic termination of the Existing Investment Advisory Agreement. Accordingly, the Fund needs shareholder approval of the New Investment Advisory Agreement to retain the Adviser as the Fund’s investment adviser.

The change in control of the Adviser is not expected to affect the management of the Fund, as the Fund will continue to be managed by its current portfolio managers, Mr. Pulcinella, Mr. Truppi and Mr. Carlson, who are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio and have managed the Fund since its inception in December 2021. In addition, the services to be provided by the Adviser under the New Investment Advisory Agreement are identical to the services provided by the Adviser under the Existing Investment Advisory Agreement.

With the impending Transaction, which will trigger the termination of the Existing Investment Advisory Agreement, the Board was required to take action to approve the necessary arrangements for the continued management of the Fund by the Adviser. At an in-person meeting of the Board held on February 20, 2025, the Board, including a majority of Trustees who are not “interested persons,” as that term is defined under the 1940 Act (the “Independent Trustees”), voted unanimously to approve the proposed New Investment Advisory Agreement. The Board also voted unanimously to recommend that shareholders approve the New Investment Advisory Agreement.

Accordingly, the Fund is seeking shareholder approval to continue to retain the Adviser as its investment adviser following the Transaction on or about June 30, 2025. If the Fund’s shareholders do not approve the New Investment Advisory Agreement, then the Board will have to consider other alternatives for the Fund, including, upon termination of the Existing Investment Advisory Agreement, entering into an interim investment advisory agreement with the Adviser pursuant to Rule 15a-4 under the 1940 Act, pursuant to which the Fund would have 150 days to obtain shareholder approval of the New Investment Advisory Agreement, or the liquidation of the Fund.

Compensation Paid to Corbyn Investment Management, Inc.

Under the Existing Investment Advisory Agreement, the Adviser is entitled to receive a monthly management fee computed at an annual rate of 0.60% of the Fund’s average daily net assets in return for the services provided by the Adviser as investment adviser to the Fund (subject to the applicable expense cap described below). The management fee structure under the New Investment Advisory Agreement will be identical to the management fee structure under the Existing Investment Advisory Agreement. For the fiscal years ended September 30, the Fund paid the Adviser management fees in the amounts shown below.

Fiscal Year Ended	Gross Advisory Fees Earned	Advisory Fee Waivers and Expenses Waived or Reimbursed	Net Advisory Fees
September 30, 2024	$1,455,967	$(96,226)	$1,359,741
September 30, 2023	$761,857	$(136,988)	$624,869
September 30, 2022*	$292,013	$(136,611)	$155,402
*For the fiscal period December 15, 2021 (commencement of operations) through September 30, 2022.
In connection with the Existing Investment Advisory Agreement, the Adviser has contractually agreed to waive a portion of its fees and reimburse certain expenses for the Fund to limit the total annual fund operating expenses (excluding front-end or contingent deferred loads, Rule 12b-1 plan fees, shareholder servicing plan fees (including sub-transfer agency fees), taxes, any expenses incurred in connection with borrowings made by the Fund, interest (including without limitation interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transactional expenses, expenses incurred in connection with any merger or reorganization, dividends or interest on short positions, acquired fund fees and expenses or extraordinary expenses such as litigation (collectively, “Excludable Expenses”)) to 0.75%. To the extent the Fund incurs Excludable Expenses, Total Annual Fund Operating Expenses After Fee Waivers/Expense Reimbursements may be greater than 0.75%. The current operating expense limitation agreement will automatically terminate upon the termination of the Existing Investment Advisory Agreement. As discussed below, in connection with the Board’s approval of the New Investment Advisory Agreement, the Adviser has agreed to enter into a new operating expense limitation agreement with the Trust, on behalf of the Fund, on terms identical to those of the current operating expense limitation agreement. The new operating expense limitation agreement will remain in place for an initial term of two years following the effective date of the New Investment Advisory Agreement.

Information about Corbyn Investment Management, Inc.

The Adviser is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment adviser under the 1940 Act. The Adviser’s principal office is located at 2330 West Joppa Road, Suite 108, Lutherville, Maryland 21093. As of December 31, 2024, the Adviser had approximately $976 million of assets under management.

The following table sets forth the name, position and principal occupation of each principal executive officer and each director of the Adviser, each of whom is located at the Adviser’s principal office location.

Name	Position/Principal Occupation
Charles vK. Carlson, CFA	President, Portfolio Manager, Director
Michael J. Fusting, CFA	Senior Vice President, Portfolio Manager, Director
William E. White	Vice President, Director, National Sales Director
Moira M. Donovan	Chief Compliance Officer

The following table sets forth the name of each person who owns of record, or beneficially, 10% or more of the outstanding voting securities of the Adviser as of the date of this Proxy Statement (pre-Transaction) and following the closing of the Transaction (post-Transaction). Each person listed below is located at the Adviser’s principal office location.

Pre-Transaction	Post-Transaction
Charles vK. Carlson, CFA	Michael A. Goodman, CFA
Michael J. Fusting, CFA	Michael J. Pulcinella
Michael A. Goodman, CFA	George A. Truppi, CFA
Michael J. Pulcinella
George A. Truppi, CFA

Overview of the New Investment Advisory Agreement

A copy of the New Investment Advisory Agreement is attached hereto as Exhibit A. The terms of the New Investment Advisory Agreement are materially identical to the terms of the Existing Investment Advisory Agreement, including with respect to services provided by the Adviser and the fee structure. There are no material differences between the two agreements, other than the effective dates and term provisions. The material terms of the New Investment Advisory Agreement and the Existing Investment Advisory Agreement are described below. The Existing Investment Advisory Agreement became effective on November 8, 2021, was approved by shareholders of the Fund on December 15, 2021, and was last approved by the Board at a meeting held on November 19, 2024. The New Investment Advisory Agreement will take effect with respect to the Fund upon shareholder approval and closing of the Transaction on or about June 30, 2025.
Summary of the New Investment Advisory Agreement and the Existing Investment Advisory Agreement

The following description is only a summary. However, all material terms of the New Investment Advisory Agreement have been included in this summary. The investment advisory services to be provided by the Adviser and the fee structure under the New Investment Advisory Agreement are identical to the services currently provided by the Adviser and the fee structure under the Existing Investment Advisory Agreement.

Advisory Services. Both the New Investment Advisory Agreement and the Existing Investment Advisory Agreement state that, subject to the supervision and direction of the Board, the Adviser will act as investment adviser to the Fund and take on certain responsibilities, including the responsibility to: (i) furnish the Fund with advice and recommendations with respect to the investment of the Fund’s assets and the purchase and sale of portfolio securities for the Fund, including the taking of such steps as may be necessary to implement such advice and recommendations (i.e., placing the orders); (ii) manage and oversee the investments of the Fund, subject to the ultimate supervision and direction of the Board; (iii) make recommendations with respect to the hiring, termination and replacement of a Sub-Adviser; (iv) vote proxies for the Fund, file ownership reports under Section 13 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), for the Fund, and take other actions on behalf of the Fund; (v) maintain the books and records required to be maintained by the Fund except to the extent arrangements have been made for such books and records to be maintained by the administrator or another agent of the Fund; (vi) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of the Fund’s assets that the Fund’s administrator or distributor or the officers of the Trust may reasonably request; and (vii) render to the Board such periodic and special reports with respect to the Fund’s investment activities as the Board may reasonably request, including at least one in-person or videoconference appearance annually before the Board.

Brokerage. Both the New Investment Advisory Agreement and the Existing Investment Advisory Agreement provide that, the Adviser, subject to the control and direction of the Board, shall be responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection, and for negotiation of brokerage commission rates, provided that the Adviser shall not direct orders to an affiliated person of the Adviser without prior authorization to use such affiliated broker or dealer from the Board of Trustees and compliance with the Fund’s affiliated brokerage procedures.

Section 28(e) of the Securities Exchange Act provides that an investment adviser, under certain circumstances, lawfully may cause an account to pay a higher commission than the lowest available. Under Section 28(e), an investment adviser is required to make a good faith determination that the commissions paid are reasonable in relation to the value of the brokerage and research services provided viewed in terms of either that particular transaction or the investment adviser’s overall responsibilities with respect to accounts as to which it exercises investment discretion. The services provided by the broker also must lawfully or appropriately assist the investment adviser in the performance of its investment decision-making responsibilities. Accordingly, both the New Investment Advisory Agreement and the Existing Investment Advisory Agreement provide that the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to the Adviser an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities with respect to its accounts, including the Fund, to which it exercises investment discretion. Subject to the same policies and legal provisions, the Adviser is further authorized to allocate the orders placed by it on behalf of the Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Adviser, or any affiliate.

On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as of other clients, the Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

Payment of Expenses. Under both the New Investment Advisory Agreement and the Existing Investment Advisory Agreement, the Adviser is responsible for: (i) the Fund’s organizational expenses; (ii) providing the personnel, office space and equipment reasonably necessary for the Adviser’s services to the Fund; (iii) the expenses of printing and distributing extra copies of the Fund’s prospectus, statement of additional information, and sales and advertising materials (but not the legal, auditing or accounting fees attendant thereto) to prospective investors (but not to existing shareholders) to the extent such expenses are not covered by, or exceed the fees payable under, any applicable plan adopted pursuant to Rule 12b-1 under the 1940 Act; (iv) the costs of any special Board meetings or shareholder meetings convened as a result of a change of control of the Adviser or otherwise convened for the primary benefit of the Adviser; and (v) any costs of liquidating or reorganizing the Fund (unless such cost is otherwise allocated by the Board).

The Fund is responsible for all of its other expenses, including: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of the Fund, including all fees and expenses of its custodian, shareholder services agent and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account required under the 1940 Act; taxes, if any; expenditures in connection with meetings of the Fund’s shareholders and the Board that are properly payable by the Fund; a pro rata portion of the salaries and expenses of officers of the Trust, including without limitation the Trust’s Chief Compliance Officer, and a pro rata portion of the fees and expenses of members of the Board or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Adviser or the Trust; the cost of insurance premiums on property or personnel of the Fund which inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of the Fund or other communications for distribution to existing shareholders; legal, auditing and accounting fees allocable to the Fund; any portion of trade association dues or educational program expenses determined appropriate by the Board; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under federal and applicable state and foreign securities laws; all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Fund; and all other charges and costs of the Fund’s operation plus any extraordinary and non-recurring expenses as may arise.

Compensation of the Adviser. Both the New Investment Advisory Agreement and Existing Investment Advisory Agreement contain an identical management fee structure based on the Fund’s average daily net assets. Under the Existing Investment Advisory Agreement and the New Investment Advisory Agreement, the Adviser is entitled to receive a monthly management fee computed at an annual rate of 0.60% of the Fund’s average daily net assets in return for the services provided by the Adviser as investment adviser to the Fund (subject to the applicable expense cap).

Term and Termination. The Existing Investment Advisory Agreement became effective upon the Fund’s commencement of operations and the New Investment Advisory Agreement is expected to become effective on or about June 30, 2025, subject to shareholder approval at the Special Meeting. Both the Existing Investment Advisory Agreement and the New Investment Advisory Agreement provide that the agreement will continue in effect for an initial period of two years, unless sooner terminated. Both the Existing Investment Advisory Agreement and the New Investment Advisory Agreement provide that each agreement will continue in effect for successive annual periods, with such continuation to be approved at least annually by (i) the Board or by the vote of a majority of the outstanding voting securities of the Fund and (ii) the vote of a majority of the Independent Trustees. Both the Existing Investment Advisory Agreement and the New Investment Advisory Agreement may be terminated by the Trust on behalf of a Fund at any time without payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities of the Fund, upon sixty (60) days’ written notice to the Adviser, and by the Adviser upon sixty (60) days’ written notice to the Fund.

Liabilities of the Adviser. Both the New Investment Advisory Agreement and the Existing Investment Advisory Agreement provide that, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties on the part of the Adviser, the Adviser shall not be subject to liability to the Trust or the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund.

Other Legal Requirements under the 1940 Act

Section 15(f) of the 1940 Act provides a safe harbor that, when a transaction, such as the proposed change in control of the Adviser, occurs, the investment adviser or any of its affiliated persons are permitted to receive any amount or benefit in connection with the change in control as long as two conditions are satisfied.

The first condition specifies that no “unfair burden” may be imposed on a fund managed by the investment adviser as a result of the transaction relating to the change in control, or any express or implied terms, conditions or understandings. In order to avoid an “unfair burden” on the Fund, the Adviser has contractually agreed to waive its advisory fees and/or reimburse expenses of the Fund to the extent necessary to ensure that the Fund’s total annual operating expenses (exclusive of any front-end or contingent deferred loads, Rule 12b-1 plan fees, shareholder servicing plan fees (including sub-transfer agency fees), taxes, any expenses incurred in connection with borrowings made by a Fund, interest (including without limitation interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transactional expenses, expenses incurred in connection with any merger or reorganization, dividends or interest on short positions, acquired fund fees and expenses or extraordinary expenses such as litigation) do not exceed 0.75% of the Fund’s average daily net assets (the “Expense Cap”). The agreement by the Adviser to waive advisory fees and/or reimburse expenses of the Fund will continue for at least two years following the date of the Transaction, which is expected to occur on or about June 30, 2025, under a new operating expense limitation agreement between the Adviser and the Trust, on behalf of the Fund. After two years, the Fund’s operating expenses may increase. The Adviser may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date they were paid, subject to the Expense Cap, which includes fees waived or expenses paid for the benefit of the Fund prior to the Transaction, if such reimbursement will not cause the Fund to exceed the lesser of: (1) the Expense Cap in place at the time of the waiver and/or expense payment; or (2) the Expense Cap in place at the time of the recoupment. Other than the effective date and the initial term of the agreement, the new operating expense limitation agreement is substantially identical to the operating expense limitation agreement currently in place between the Trust, on behalf of the Fund, and the Adviser dated as of November 8, 2021.

The second condition specifies that, during the three-year period immediately following completion of the Transaction, at least 75% of the Fund’s board of trustees must be Independent Trustees. The Board currently meets this 75% requirement and is expected to meet this requirement for the required three-year period.

Board Recommendation of Approval

In reaching its decision to recommend the approval of the New Investment Advisory Agreement, the Board, including a majority of the Independent Trustees, met in person at a meeting held on February 20, 2025, during which meeting the Board reviewed materials related to the Adviser. The Board also evaluated the New Investment Advisory Agreement in light of information it had requested and received from the Adviser prior to the February 20, 2025 meeting and the information it had received in connection with its most recent consideration of the Existing Investment Advisory Agreement at a meeting held on November 19, 2024. The materials provided by the Adviser for the February 20, 2025 meeting included a copy of the New Investment Advisory Agreement, a memorandum prepared by counsel to the Independent Trustees discussing factors relevant to the renewal of the New Investment Advisory Agreement, comparative performance information, due diligence materials provided by the Adviser, including information regarding the Adviser’s compliance program, personnel and financial condition, profitability information, and other pertinent information. The Board also reviewed the advisory fee payable by the Fund under the New Investment Advisory Agreement, the new operating expense limitation agreement between the Adviser and the Trust, on behalf of the Fund, and comparative fee and expense information as reported by a third-party analytics firm.

In the course of their review, the Trustees considered their fiduciary responsibilities with regard to all factors deemed to be relevant to the Fund. The Board also considered other matters, including, but not limited to the following: (1) the quality of services provided to the Fund in the past by the Adviser since the Fund’s inception compared to the quality of services expected to be provided to the Fund by the Adviser as the investment adviser going forward; (2) the Fund’s performance; (3) the fact that there are no material differences between the terms of the New Investment Advisory Agreement and the terms of the Existing Investment Advisory Agreement; (4) the fact that the Adviser’s investment team will continue to manage the Fund; (5) the fact that the fee structure under the New Investment Advisory Agreement will be identical to the fee structure under the Existing Investment Advisory Agreement; and (6) other factors deemed relevant. Below is a summary of the material factors considered by the Board in its deliberations as to whether to approve the New Investment Advisory Agreement and the Board’s conclusions.

Nature, Extent and Quality of Services Provided to the Fund. The Trustees considered the nature, extent and quality of services provided by the Adviser under the Existing Investment Advisory Agreement and as anticipated under the New Investment Advisory Agreement, including portfolio management, research, trading and compliance monitoring, as well as the qualifications and experience of personnel at the Adviser who are involved in the day-to-day activities of the Fund. The Board considered the Adviser’s compliance program and past reports from the Trust’s Chief Compliance Officer (“CCO”) regarding the CCO’s review of the Adviser’s compliance program. The Board also considered its previous experience with the Adviser providing investment management services to the Fund. The Trustees considered the information provided by the Adviser in response to the due diligence questionnaire and as part of the presentation by the Adviser at the November 19, 2024 meeting. The Trustees concluded that the nature, extent and quality of services provided to the Fund by the Adviser were appropriate and that the Fund was likely to continue to benefit from the services provided by the Adviser under the New Investment Advisory Agreement.

Investment Performance of the Fund. The Trustees considered the performance of the Fund under the Existing Investment Advisory Agreement for the one-year and three-year periods ended December 31, 2024 on an absolute basis and in comparison to (1) the Fund’s primary benchmark index, (2) the Morningstar high yield bond peer group and (3) a peer group of funds constructed using Morningstar, Inc. data and presented by Barrington

Partners, an independent third-party analytics firm (the “Barrington Cohort”). The Trustees also considered the Fund’s since-inception performance.

The Trustees noted that the Fund outperformed its benchmarks, the Bloomberg U.S. Aggregate Bond Index and the ICE BofA 1-3 Year BB US Cash Pay High Yield Index, for the one-year and three-year periods ended December 31, 2024 and outperformed the benchmarks for the since-inception period. The Trustees noted that the Fund underperformed the Barrington Cohort average and the Morningstar peer group average for the one-year period and outperformed the Barrington Cohort average and the Morningstar peer group average for the three-year period. The Trustees reviewed the Fund’s performance relative to the Adviser’s composites of other separately managed accounts managed with investment strategies similar to the Fund but did not consider the composite performance to be a material factor.

The Trustees concluded that the Fund’s performance was satisfactory and that the Fund and its shareholders were likely to benefit from the Adviser’s continued management under the New Investment Advisory Agreement.

Advisory Fees and Expenses. The Trustees considered the Fund’s proposed advisory fee rate and expense ratio relative to those of peer funds in the Barrington Cohort. The Trustees noted that the advisory fee rate and anticipated expense ratio under the New Investment Advisory Agreement are the same as they are under the Existing Investment Advisory Agreement. The Trustees considered the Adviser’s commentary regarding the Fund’s advisory fee rate. The Trustees noted that the Fund’s contractual management fee of 0.60% was equal to the Barrington Cohort average. The Trustees noted that the total net expense ratio for the Institutional share class was higher than the Barrington Cohort average and lower than the Morningstar category average. The Trustees considered the fee waivers and expense reimbursements previously provided by the Adviser and the Adviser’s commitment to enter into a new operating expense limitation agreement in connection with the New Investment Advisory Agreement. The Board considered the advisory fees charged to comparable accounts managed by the Adviser, noting the differences in fee structure, regulatory requirements and servicing requirements.

The Trustees concluded that the Fund’s expenses and the management fee to be paid to the Adviser under the New Investment Advisory Agreement were fair and reasonable in light of the comparative expense and management fee information and the quality of the services provided to the Fund by the Adviser.

Costs of Services Provided and Profits Realized by the Adviser. The Trustees considered the Adviser’s financial statements and a profitability analysis prepared by the Adviser based on the fees payable under the Existing Investment Advisory Agreement. The Trustees did not consider the Adviser’s level of profitability from its relationship with the Fund to be a material factor because the Fund was not profitable to the Adviser during the period presented.

Economies of Scale. The Trustees compared the Fund’s expenses relative to the Barrington Cohort and Morningstar peer group and considered potential economies of scale. The Trustees noted that the Fund’s management fee structure did not contain any breakpoint reductions as the Fund’s assets grow in size but considered that the Adviser has been waiving fees since the Fund’s inception and will continue to waive expenses under the new operating expense limitation agreement. The Trustees concluded that the Fund’s current fee structure and the fee structure under the New Investment Advisory Agreement represent an appropriate sharing of economies of scale with shareholders at the Fund’s current asset level and in light of the operating expense limitation agreement that is in place and the new operating expense limitation agreement.

Benefits Derived from the Relationship with the Fund. The Trustees considered the direct and indirect benefits that could be realized by the Adviser from its association with the Fund. The Trustees concluded that other benefits the Adviser may receive as a result of its relationship with the Fund, such as soft dollar trading services and research, appear to be reasonable.

Conclusion(s). In considering the approval of the New Investment Advisory Agreement, the Trustees did not identify any one factor as all important but rather considered these factors collectively in light of the Fund’s surrounding circumstances. Based on this review, the Trustees, including a majority of the Independent Trustees, approved the New Investment Advisory Agreement for an initial two-year term as being in the best interests of the Fund and its shareholders.

Based on all of the foregoing, the Trustees recommend that shareholders of the Fund vote FOR the approval of the New Investment Advisory Agreement.

PROPOSAL 2

The purpose of Proposal 2 is to authorize the holder of proxies solicited under this Proxy Statement to vote the shares represented by the proxies in favor of the adjournment of the Special Meeting from time to time in order to allow more time to solicit additional proxies, as necessary, if there are insufficient votes at the time of the Special Meeting to constitute a quorum. One or more adjournments may be made without notice other than an announcement at the Special Meeting, to the extent permitted by applicable law and the Trust’s governing documents. Any adjournment of the Special Meeting for the purpose of soliciting additional proxies will allow the Fund’s shareholders who have already sent in their proxies to revoke them at any time before their use at the Special Meeting, as adjourned.

OTHER BUSINESS

The Board knows of no other business to be brought before the Special Meeting. However, if any other matters properly come before the Special Meeting, proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons designated therein.

SUBMISSION OF SHAREHOLDER PROPOSALS

The Fund does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting should send their written proposals to the Secretary of the Trust, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. Proposals must be received a reasonable time before the Trust begins to print and send its proxy materials to be considered for inclusion in the proxy materials for the Special Meeting. Any shareholder proposal that is not submitted a reasonable time before the Trust sends out its proxy materials will be considered untimely and will not be included in the proxy materials. Timely submission of a proposal does not, however, necessarily mean the proposal will be included.

NOTICE TO BANKS, BROKER-DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES

Banks, broker-dealers, voting trustees and their nominees should advise the Fund, in care of U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, whether other persons are beneficial owners of shares held in their names for which proxies are being solicited and, if so, the number of copies of the Proxy Statement they wish to receive in order to supply copies to the beneficial owners of the respective shares.

ADDITIONAL INFORMATION

Vote Required

Proposal 1: Approval of the New Investment Advisory Agreement in order to retain the Adviser as the investment adviser for the Fund requires the affirmative vote of the holders of a “majority of the outstanding voting securities” of the Fund. Under the 1940 Act, a “majority of the outstanding voting securities” is defined as the lesser of: (1) 67% or more of the voting securities of the Fund entitled to vote present in person or by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting securities entitled to vote are present in person or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund entitled to vote.

Proposal 2: The approval of any adjournment(s) of the Special Meeting requires the vote of a majority of the votes cast, either in person or by proxy, at the Special Meeting, even if the number of votes cast is fewer than the number required for a quorum.

Any Purchases or Sales of Securities of the Adviser or its Affiliates

Since the beginning of the most recently completed fiscal year, no Trustee has made any purchases or sales of securities of the Adviser or any of its affiliated companies.

Voting Securities, Principal Shareholders and Management Ownership

Shareholders of the Fund at the close of business on the Record Date will be entitled to be present and vote at the Special Meeting. As of that date, the total outstanding shares of each share class of the Fund were as follows:

Share Class	Total Shares Outstanding
Institutional Shares	36266796.268
Retail Shares	Not currently offered
Total	36266796.268

Management Ownership. As of the Record Date, no officer or Trustee of the Trust owned of record or beneficially any of the Fund’s outstanding shares. Furthermore, neither the Trustees nor members of their immediate families own securities beneficially or of record in the Adviser or any of its affiliates. Accordingly, neither the Trustees nor members of their immediate families have a direct or indirect interest, the value of which exceeds $120,000, in the Adviser or any of its affiliates. In addition, during the most recently completed calendar year, neither the Trustees nor members of their immediate families have conducted any transactions (or series of transactions) in which the amount involved exceeded $120,000 and to which the Adviser or any of its affiliates was a party.

Control Persons and Principal Shareholders. A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of the Fund or acknowledges the existence of control. Retail Shares have not yet commenced operations; accordingly, there are no control persons or principal shareholders of the Retail Shares of the Fund. As of the Record Date, the following shareholders were known by the Fund to be a principal shareholder or control person of the respective share class of the Fund:
Institutional Shares

Name and Address	Parent Company	Jurisdiction	% Ownership of Class	Number of Shares	Type of Ownership
National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	Fidelity Global Brokerage Group, Inc.	DE	48.79%	17676416.860	Record
Charles Schwab & Co Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1901	The Charles Schwab Corporation	DE	44.40%	16116552.670	Record
Brokerage Transactions

The Adviser places all portfolio transactions on behalf of the Fund, selects broker-dealers for such transactions, allocates brokerage fees in such transactions and, where applicable, negotiates commissions and spreads on transactions.

Solicitation of Proxies and Voting

This solicitation is being made primarily by the mailing of this Proxy Statement, along with a notice of the Special Meeting and Proxy Card, on or about April 29, 2025. Supplementary solicitations may be made by mail, telephone, email or other electronic means or personal interview by representatives of the Fund or the Adviser. In addition, Sodali & Coo may be paid on a per-call basis to solicit shareholders by telephone on behalf of the Trust.

Voting instructions may be revoked at any time prior to the final vote at the Special Meeting by: (1) written instruction addressed to Amber C. Kopp, Secretary, Manager Directed Portfolios, c/o U.S. Bank Global Fund Services, 777 East Wisconsin Avenue, 5th Floor, Milwaukee, Wisconsin 53202; (2) attendance at the Special Meeting and voting in person; or (3) by proper execution and return of a new Proxy Card (if received in time to be voted). Mere attendance at the Special Meeting will not revoke voting instructions.

The Fund expects that, before the Special Meeting, broker-dealer firms holding shares of the Fund in “street name” accounts for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms’ proxy solicitation materials, these shares will be considered “broker non-votes.” Broker non-votes will be counted as present for purposes of determining quorum, but will not count towards the number of votes in favor of the approval of the New Investment Advisory Agreement, which means they will have the effect of a vote against this proposal. Because the proposals on the agenda are non-discretionary, the Fund does not expect to receive broker non-votes.

All proxies solicited by the Board that are properly executed and received by the Trust’s Secretary prior to the Special Meeting, and are not revoked, will be voted at the Special Meeting. Shares represented by such proxies will be voted in accordance with the instructions on the proxies. If no instruction is made on a properly executed proxy, it will be voted FOR the proposals. All shares that are voted and all votes to ABSTAIN will be counted towards establishing a quorum, but abstentions will not count toward the number of votes in favor of approval of the New Investment Advisory Agreement, which means they will have the effect of a vote against the proposals.

With respect to shares held in individual retirement accounts (including Traditional, Rollover, SEP, SARSEP, Roth and SIMPLE IRAs), the IRA Custodian will vote those shares for which it has received instructions from shareholders in accordance with such instructions. If IRA shareholders do not vote their shares, the IRA Custodian will vote their shares for them in the same proportion as other IRA shareholders have voted.

Under the Trust’s Amended and Restated Agreement and Declaration of Trust, the presence in person or by proxy of the holders of 40% of the Fund’s shares entitled to vote on a matter shall constitute a quorum for the transaction of business at the Special Meeting.  However, more than 50% of the Fund’s shares must be represented at the meeting in order to satisfy the 1940 Act voting requirement for approval of the New Investment Advisory Agreement.  For purposes of determining the presence of a quorum, abstentions and broker “non-votes,” if applicable, will be treated as shares that are present but that have not been voted.

If a quorum is not present at the Special Meeting, or if a quorum is present at the Special Meeting but sufficient votes to approve the proposals are not received, the persons named as proxies, or their substitutes, may propose and vote for one or more adjournments of the Special Meeting to permit the further solicitation of proxies.  Any such adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Special Meeting in person or by proxy.  The persons named as proxies will vote those proxies which they are entitled to vote FOR the proposal in favor of such adjournments, and will vote those proxies required to be voted AGAINST the proposal against any such adjournment.  The persons named as proxies will vote in their discretion on any other business that may properly come before the Special Meeting or any adjournments or postponements thereof.

Shareholders of record of the Fund at the close of business on March 31, 2025 will be entitled to vote at the Special Meeting. Other than any principal shareholders or control persons disclosed above, to the knowledge of the Fund, no other shareholder owned of record or beneficially more than 5% of the outstanding shares of the Fund as of March 31, 2025. Each whole share of the Fund you hold as of the close of business on the Record Date is entitled to one vote and each fractional share is entitled to a proportionate fractional vote.

The Fund has engaged Sodali & Co, a third-party proxy vendor, to contact shareholders and record votes. The Fund expects that the solicitation will be primarily by mail, but also may include telephone, email, other electronic means, or oral solicitations. If the Fund does not receive your proxy by a certain time, you may receive a telephone call or other communication from Sodali & Co or from the Adviser or its employees or agents asking you to vote.

The expenses in connection with preparing this Proxy Statement and its enclosures and all related legal expenses and all solicitations will be paid by the Adviser. The total estimated cost of the solicitation is $55,000.

Service Providers

The Fund’s investment adviser is Corbyn Investment Management, Inc., located at 2330 West Joppa Road, Suite 108, Lutherville, Maryland 21093. The Fund’s administrator, fund accountant, and transfer agent is U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202. U.S. Bank, N.A., 1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as the Fund’s custodian. Quasar Distributors, LLC, located at Three Canal Plaza, Suite 100, Portland, Maine 04101, serves as distributor and principal underwriter to the Fund.

Householding

If possible, depending on shareholder registration and address information, and unless you have otherwise opted out, only one copy of this Proxy Statement will be sent to shareholders at the same address. However, each shareholder will receive a separate Proxy Card. If you would like to receive a separate copy of the Proxy Statement, please call (833) 574-7469 or write to the Fund c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. If you currently receive multiple copies of proxy statements or shareholder reports and would like to request to receive a single copy of documents in the future, please call the toll-free number or write to the address above.

EXHIBIT A
MANAGER DIRECTED PORTFOLIOS
INVESTMENT ADVISORY AGREEMENT
with
Corbyn Investment Management, Inc.

THIS INVESTMENT ADVISORY AGREEMENT (the “Agreement”) is made as of the [...] day of June, 2025, by and between Manager Directed Portfolios, a Delaware statutory trust (hereinafter called the “Trust”), on behalf of the series of the Trust as indicated on Schedule A attached hereto, as may be amended from time to time (each such series a “Fund,” and together, the “Funds”), and Corbyn Investment Management, Inc. (hereinafter called the “Adviser”), a Maryland corporation.

WITNESSETH:

WHEREAS, the Trust is an open-end management investment company, registered as such under the Investment Company Act of 1940, as amended (the “Investment Company Act”); and

WHEREAS, the Fund is a series of the Trust having separate assets and liabilities; and

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and is engaged in the business of supplying investment advice as an independent contractor; and

WHEREAS, the Trust desires to retain the Adviser to render advice and services to the Fund pursuant to the terms and provisions of this Agreement, and the Adviser desires to furnish said advice and services;

NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties to this Agreement, intending to be legally bound hereby, mutually agree as follows:

1. APPOINTMENT OF ADVISER. The Trust hereby appoints the Adviser, and the Adviser hereby accepts such appointment, to render investment advice and related services with respect to the assets of the Fund for the period and on the terms set forth in this Agreement, subject to the supervision and direction of the Trust’s Board of Trustees (the “Board of Trustees”).

2. DUTIES OF ADVISER.

(a) GENERAL DUTIES. The Adviser shall act as investment adviser to the Fund and shall supervise investments of the Funds on behalf of the Funds in accordance with the investment objectives, policies and restrictions of the Fund as set forth in the Fund’s and Trust’s governing documents, including, without limitation: the Trust’s Declaration of Trust and By-Laws, each as amended from time to time; each Fund’s prospectus, statement of additional information and undertakings; and such other limitations, policies and procedures as the Trustees may impose from time to time and provide in writing to the Adviser (collectively, the “Investment Policies”). In providing such services, the Adviser shall at all times adhere to the provisions and restrictions
Exhibit A - 1

contained in the federal securities laws, applicable state securities laws, the Internal Revenue Code of 1986, the Uniform Commercial Code and other applicable law. Subject to the requirements of the Investment Company Act, the Adviser is authorized to delegate its duties hereunder, at the Adviser’s own expense, to a sub-adviser, which is a registered investment adviser under the Advisers Act, pursuant to a written agreement under which the sub-adviser shall furnish the services specified therein to the Adviser or the Fund. The Adviser will continue to have responsibility for all investment advisory services furnished pursuant to any agreement with a sub-adviser (a “Sub-Adviser”).

Without limiting the generality of the foregoing, the Adviser shall, with respect to each Fund: (i) furnish the Fund with advice and recommendations with respect to the investment of the Fund’s assets and the purchase and sale of portfolio securities for the Fund, including the taking of such steps as may be necessary to implement such advice and recommendations (i.e., placing the orders); (ii) manage and oversee the investments of the Fund, subject to the ultimate supervision and direction of the Board of Trustees; (iii) make recommendations with respect to the hiring, termination and replacement of a Sub-Adviser; (iv) vote proxies for the Fund, file ownership reports under Section 13 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), for the Fund, and take other actions on behalf of the Fund; (v) maintain the books and records required to be maintained by the Fund except to the extent arrangements have been made for such books and records to be maintained by the administrator or another agent of the Fund; (vi) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of the Fund’s assets that the Fund’s administrator or distributor or the officers of the Trust may reasonably request; and (vii) render to the Board of Trustees such periodic and special reports with respect to the Fund’s investment activities as the Board of Trustees may reasonably request, including at least one in-person or videoconference appearance annually before the Board of Trustees.

It is understood and agreed that the Adviser shall have no obligation to initiate litigation on behalf of a Fund and may not initiate litigation on behalf of a Fund without the prior approval of the Board of Trustees.

(b) BROKERAGE. The Adviser shall be responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection, and for negotiation of brokerage commission rates, provided that the Adviser shall not direct orders to an affiliated person of the Adviser without prior authorization to use such affiliated broker or dealer from the Board of Trustees and compliance with the Funds’ affiliated brokerage procedures. The Adviser’s primary consideration in effecting a securities transaction will be obtaining the most favorable price and execution available. In selecting a broker-dealer to execute each particular transaction, the Adviser may consider all factors it deems relevant, including by way of illustration: net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of a Fund on a continuing basis. The price to a Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

Subject to such policies as the Board of Trustees may determine and consistent with Section 28(e) of the Exchange Act, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Fund to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to the Adviser an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of
Exhibit A - 2

either that particular transaction or the Adviser’s overall responsibilities with respect to its accounts, including the Fund, to which it exercises investment discretion. Subject to the same policies and legal provisions, the Adviser is further authorized to allocate the orders placed by it on behalf of the Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Adviser, or any affiliate. Such allocation shall be in such amounts and proportions as the Adviser shall determine, and the Adviser shall report on such allocations regularly to the Trust, indicating the broker-dealers to whom such allocations have been made and the basis therefor.

On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as of other clients, the Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

3. REPRESENTATIONS OF THE ADVISER.

(a) The Adviser shall use its best judgment and efforts in rendering the advice and services to the Fund as contemplated by this Agreement.

(b) The Adviser shall maintain all licenses and registrations necessary to perform its duties hereunder in good order.

(c) The Adviser shall conduct its operations at all times in conformance with the Advisers Act, the Investment Company Act, and any other applicable state and/or self-regulatory organization regulations.

(d) The Adviser shall implement and maintain a business continuity plan and policies and procedures reasonably designed to prevent, detect and respond to cybersecurity threats and to implement such internal controls and other safeguards as are necessary to safeguard each Fund’s confidential information and the nonpublic personal information of Fund shareholders. The Adviser shall promptly notify the Trust of any material violations or breaches of such policies and procedures.

(e) Neither the Adviser, its affiliates, nor any officer, manager, partner or employee of the Adviser or its affiliates is subject to any event set forth in Section 9 of the Investment Company Act that would disqualify the Adviser from acting as an investment adviser to an investment company under the Investment Company Act. The Adviser will promptly notify the Trust of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser to an investment company pursuant to Section 9(a) of the Investment Company Act or otherwise.

(f) The Adviser will not engage in any futures transactions, options on futures transactions or transactions in other commodity interests on behalf of a Fund prior to the Adviser becoming registered or filing a notice of exemption on behalf of the Fund with the National Futures Association.

(g) The Adviser agrees to provide reasonable assistance with the liquidity classifications required under each Fund’s liquidity risk management program in accordance with Rule 22e‑4 under the Investment Company Act.
Exhibit A - 3

(h) The Adviser agrees to provide appropriate assistance with the fair valuation of those securities in which it invests Fund assets for which readily available market prices are unavailable, in accordance with Rule 2a-5 under the Investment Company Act.

(i) The Adviser has adopted and will maintain a written code or codes of ethics complying with the requirements of Rule 17j-1 under the Investment Company Act and Rule 204A-1 under the Advisers Act and will provide the Trust and its administrator, on or prior to the date of this Agreement, a copy of the code or codes of ethics and evidence of its or their adoption. The Adviser shall certify to the Board that the Adviser has complied with the requirements of Rule 17j-1 and Rule 204A-1 on an annual basis and that there has been no violation of the Adviser’s code or codes of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Trust or its administrator, the Adviser shall permit the Trust or its administrator to examine the reports required to be made to the Adviser by Rule 17j-1.

4. INDEPENDENT CONTRACTOR. The Adviser shall, for all purposes herein, be deemed to be an independent contractor. The Adviser is appointed as each Fund’s agent for the limited purpose of: (a) providing investment advisory services to the Fund as set forth above; and (b) executing account documentation, agreements, contracts and other documents that are requested by brokers, dealers, counterparties and other persons in connection with the management of the Fund’s investments; provided, however, that such documentation shall comply in all material respects with the laws, rules and regulations applicable to the Fund and shall not cause the assets to be held in a manner inconsistent with the requirements of the Investment Company Act. Unless otherwise expressly provided in this Agreement and authorized to do so, the Adviser shall have no authority to act for or represent the Trust or a Fund in any way, or in any way be deemed an agent for the Trust or the Fund. It is expressly understood and agreed that the services to be rendered by the Adviser to the Fund under the provisions of this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

5. ADVISER’S PERSONNEL. The Adviser shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary for the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Adviser shall be deemed to include persons employed or retained by the Adviser to furnish statistical information, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Adviser or the Board of Trustees may desire and reasonably request and any compliance staff and personnel required by the Adviser.

6. EXPENSES.

(a) With respect to the operation of each Fund, the Adviser shall be responsible for: (i) the Fund’s organizational expenses; (ii) providing the personnel, office space and equipment reasonably necessary for the Adviser’s services to the Fund; (iii) the expenses of printing and distributing extra copies of the Fund’s prospectus, statement of additional information, and sales and advertising materials (but not the legal, auditing or accounting fees attendant thereto) to prospective investors (but not to existing shareholders) to the extent such expenses are not
Exhibit A - 4

covered by, or exceed the fees payable under, any applicable plan adopted pursuant to Rule 12b-1 under the Investment Company Act; (iv) the costs of any special Board of Trustees meetings or shareholder meetings convened as a result of a change of control of the Adviser or otherwise convened for the primary benefit of the Adviser; and (v) any costs of liquidating or reorganizing the Fund (unless such cost is otherwise allocated by the Board of Trustees). Pursuant to Subparagraph 6(e), below, the Adviser may be responsible for paying certain fees to financial intermediaries. If the Adviser has agreed, whether voluntarily or pursuant to an agreement, to limit the operating expenses of the Fund, the Adviser shall also be responsible on a monthly basis for any operating expenses that exceed the agreed upon expense limit.

(b) Each Fund is responsible for and shall assume the obligation for payment of all of its expenses, other than as stated in Subparagraph 6(a) above, including but not limited to: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of the Fund, including all fees and expenses of its custodian, shareholder services agent and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account required under the Investment Company Act; taxes, if any; expenditures in connection with meetings of the Fund’s shareholders and the Board of Trustees that are properly payable by the Fund; a pro rata portion of the salaries and expenses of officers of the Trust, including without limitation the Trust’s Chief Compliance Officer, and a pro rata portion of the fees and expenses of members of the Board of Trustees or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Adviser or the Trust; the cost of insurance premiums on property or personnel of the Fund which inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of the Fund or other communications for distribution to existing shareholders; legal, auditing and accounting fees allocable to the Fund; any portion of trade association dues or educational program expenses determined appropriate by the Board of Trustees; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under federal and applicable state and foreign securities laws; all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Fund, other than any financial intermediary fees paid by the Adviser pursuant to Subparagraph 6(e), below; and all other charges and costs of the Fund’s operation plus any extraordinary and non-recurring expenses, except as herein otherwise prescribed.

(c) The Adviser may voluntarily or contractually absorb certain Fund expenses or waive the Adviser’s own advisory fee.

(d) To the extent the Adviser incurs any costs by assuming expenses which are an obligation of a Fund as set forth herein, the Fund shall promptly reimburse the Adviser for such costs and expenses, except to the extent the Adviser has otherwise agreed to bear such expenses.

(e) Other than any Rule 12b-1 distribution or shareholder servicing fees payable under a plan or plans approved by the Board of Trustees, the Adviser may not cause the Fund to pay fees to financial intermediaries, including, without limitation, banks, broker-dealers, financial advisors, or pension administrators, for sub-administration, sub-transfer agency or any other shareholder servicing (collectively, “sub-TA” services) or distribution services associated with shareholders whose shares are held in omnibus or other group accounts, except with the prior authorization of the Board of Trustees. Where such arrangements are authorized by the Board of Trustees, the Adviser shall report regularly to the Trust on the amounts paid and the relevant financial institutions.
Exhibit A - 5

Any fees for sub-TA services or distribution services provided to the Fund payable to financial intermediaries that are above any limits set by the Board of Trustees shall be the responsibility of the Adviser.

7. MANAGEMENT FEE.

(a) Each Fund shall pay to the Adviser, and the Adviser agrees to accept, as full compensation for all services furnished or provided to the Fund pursuant to this Agreement, an annual management fee at the rate set forth in Schedule A to this Agreement.

(b) The management fee shall be accrued daily by the Funds and paid to the Adviser as soon as practicable after the last day of each month.

(c) The initial fee under this Agreement shall be payable on the first business day of the first month following the effective date of this Agreement and shall be prorated as set forth below. If this Agreement is terminated prior to the end of any month, the fee to the Adviser shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within ten (10) days after the date of termination.

(d) The management fee payable to the Adviser under this Agreement will be reduced to the extent of any receivable owed by the Adviser to the Fund and as required under any expense limitation applicable to the Fund.

(e) The Adviser voluntarily may reduce any portion of the compensation or reimbursement of expenses due to it pursuant to this Agreement and may agree to make payments to limit the expenses which are the responsibility of a Fund under this Agreement. Any such voluntary reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Adviser hereunder or to continue future payments. Any such reduction will be agreed to prior to accrual of the related expense or fee and will be estimated daily and reconciled and paid on a monthly basis.

(f) Any reductions made by the Adviser in its management fees or payment of expenses which are the Fund’s obligation pursuant to a voluntary or contractual operating expense limitation agreement are subject to reimbursement by the Fund to the Adviser, if so requested by the Adviser, in any subsequent month in the three year period from the date of the management fee reduction and/or expense payment if the aggregate amount actually paid by the Fund toward the operating expenses for such month (taking into account the reimbursement) will not cause the Fund to exceed the lesser of: (1) the expense limitation in place at the time of the management fee reduction and/or expense payment; or (2) the expense limitation in place at the time of the reimbursement. Any such reimbursement is also contingent upon the Board of Trustees’ prior review and approval. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.

(g) The Adviser may agree not to require payment of any portion of the compensation or reimbursement of expenses otherwise due to it pursuant to this Agreement. Any such agreement shall be applicable only with respect to the specific items covered thereby and shall not constitute an agreement not to require payment of any future compensation or reimbursement due to the Adviser hereunder.

Exhibit A - 6

8. BORROWING. The Adviser agrees that neither it nor any of its officers or employees shall borrow from a Fund or pledge or use the Fund’s assets in connection with any borrowing not directly for the Fund’s benefit. For this purpose, failure to pay any amount due and payable to the Fund for a period of more than thirty (30) days shall constitute a borrowing. Any borrowing on behalf of the Fund must be approved in advance by the Board of Trustees and made in accordance with the requirements of the Investment Company Act and the Investment Policies.

9. CONFLICTS WITH TRUST’S GOVERNING DOCUMENTS AND APPLICABLE LAWS. Nothing herein contained shall be deemed to require the Trust or a Fund to take any action contrary to the Trust’s Agreement and Declaration of Trust, By-Laws, or any applicable statute or regulation, or to relieve or deprive the Board of Trustees of its responsibility for and control of the conduct of the affairs of the Trust and Fund. In this connection, the Adviser acknowledges that the Trustees retain ultimate authority over the Fund and may take any and all actions necessary and reasonable to protect the interests of shareholders.

10. REPORTS AND ACCESS.

(a) The Adviser agrees to supply such information to the Funds’ administrator and to permit such compliance inspections by the Fund’s administrator and Chief Compliance Officer as shall be reasonably necessary to permit the administrator and Chief Compliance Officer to satisfy their respective obligations and respond to the reasonable requests of the Board of Trustees. The Adviser agrees to promptly notify the Trust of any compliance violations that affect the Trust or a Fund. The Adviser shall provide such information as may reasonably be requested by the Board of Trustees under Section 15(c) of the Investment Company Act in connection with their annual consideration of this Agreement.

(b) The Trust agrees to provide the Adviser such information about the Trust and the Fund as is necessary and appropriate for the Adviser to perform its services hereunder. Such information includes, but is not limited to, the Trust’s Declaration of Trust and By-Laws and all compliance policies and procedures of the Trust relevant to the Adviser’s services to the Fund. The Trust agrees to provide to the Adviser promptly any amendment to the foregoing and, if any such amendment would materially affect the services to be provided by the Adviser hereunder, the Trust agrees to provide the amendment to the Adviser prior to its adoption by the Board of Trustees.

(c) The Trust represents and warrants that this Agreement has been authorized by the Board of Trustees and by shareholders of the Fund in accordance with applicable law.

11. ADVISER’S LIABILITIES AND INDEMNIFICATION.

(a) The Adviser shall have responsibility for the accuracy and completeness of the statements in each Fund’s offering materials (including the prospectus, the statement of additional information, and advertising and sales materials) supplied by the Adviser.

(b) The Adviser shall be liable to the Fund for any loss (including brokerage charges) incurred by a Fund as a result of any improper investment made by the Adviser in contradiction of the Investment Policies.

(c) In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Trust or
Exhibit A - 7

a Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund. Notwithstanding the foregoing, federal securities laws and certain state laws impose liabilities under certain circumstances on persons who have acted in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any rights which the Trust, the Fund or any shareholder of the Fund may have under any federal securities law or state law.

(d) Each party to this Agreement shall indemnify and hold harmless the other party and the shareholders, directors, officers and employees of the other party (any such person, an “Indemnified Party”) against any loss, liability, claim, damage or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage or expenses and reasonable counsel fees incurred in connection therewith) arising out of the Indemnified Party’s performance or non-performance of any duties under this Agreement; provided, however, that nothing herein shall be deemed to protect any Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties under this Agreement.

(e) No provision of this Agreement shall be construed to protect any Trustee or officer of the Trust, or officer of the Adviser, from liability in violation of Sections 17(h) and (i) of the Investment Company Act.

12. NON-EXCLUSIVITY; TRADING FOR ADVISER’S OWN ACCOUNT. The Trust’s employment of the Adviser is not an exclusive arrangement. The Trust may from time to time employ other individuals or entities to furnish other separate series of the Trust with the services provided for herein. Likewise, the Adviser may act as investment adviser for any other person, and shall not in any way be limited or restricted from buying, selling or trading any securities for its or their own accounts or the accounts of others for whom it or they may be acting; provided, however, that the Adviser expressly represents that it will undertake no activities which will adversely affect the performance of its obligations to the Fund under this Agreement.

13. TRANSACTIONS WITH OTHER INVESTMENT ADVISERS. The Adviser represents that it is not an affiliated person of any investment adviser or sub-adviser responsible for providing advice with respect to any other series of the Trust, or of any promoter, underwriter, officer, director, member of an advisory board or employee of any other series of the Trust. The Adviser shall not consult with the investment adviser or sub-adviser of any other series of the Trust concerning transactions for the Fund or any other series of the Trust.

14. TERM. This Agreement shall become effective with respect to the Fund on the date set forth above, provided that it shall have been approved by the Board of Trustees and by the shareholders of the Fund in accordance with the requirements of the Investment Company Act, and shall remain in effect for a period of two years, unless sooner terminated as hereinafter provided. This Agreement shall continue in effect thereafter for additional periods not exceeding one year so long as such continuation is approved for the Fund at least annually by: (i) the Board of Trustees or by the vote of a majority of the outstanding voting securities of the Fund; and (ii) the vote of a majority of the Trustees of the Trust who are not parties to this Agreement nor interested persons thereof, in accordance with the requirements of the Investment Company Act and the regulations thereunder. The terms “majority of the outstanding voting securities” and “interested persons” shall have the meanings as set forth in the Investment Company Act.

15. RIGHT TO USE NAME.
Exhibit A - 8

(a) The Adviser warrants that each Fund’s name is not deceptive or misleading. Any concern regarding copyright, trademark, or patent infringement with respect to the name used by the Fund shall be resolved by the Adviser. The Adviser shall at all times have all rights in and to a Fund’s name, as listed on Schedule A hereto. Each Fund shall have a license to use, but have no other rights in or to, the name “Corbyn Investment Management, Inc.” only for so long as this Agreement or any extension, renewal or amendment hereof remains in effect. Within sixty (60) days from such time as this Agreement shall no longer be in effect, the Fund shall cease to use such a name or any other name connected with the Adviser.

(b) It is understood and hereby agreed that the name “Manager Directed Portfolios” is the property of the Trust for trademark and all other purposes. The Adviser undertakes and agrees that, in the event that the Adviser shall cease to act as investment adviser to any Fund, the Adviser shall promptly take all necessary and appropriate action to discontinue use of the Trust’s name and will further refrain from using the Trust’s name; provided, however, that the Adviser may continue to use the Trust’s name for the sole purpose of identifying the Trust as an account formerly managed by the Adviser or as otherwise consented to by the Trust in writing prior to such use.

16. TERMINATION; NO ASSIGNMENT.

(a) This Agreement may be terminated by the Trust on behalf of a Fund at any time without payment of any penalty, by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund, upon sixty (60) days’ written notice to the Adviser, and by the Adviser upon sixty (60) days’ written notice to the Fund. In the event of a termination, the Adviser shall cooperate in the orderly transfer of the Fund’s affairs and, at the request of the Board of Trustees, transfer any and all books and records of the Fund maintained by the Adviser on behalf of the Fund.

(b) This Agreement shall terminate automatically in the event of any transfer or other “assignment” thereof, as defined in the Investment Company Act.

17. NONPUBLIC PERSONAL INFORMATION. Notwithstanding any provision herein to the contrary, the Adviser agrees on behalf of itself and its directors, trustees, managers, members, shareholders, officers, and employees (1) to treat confidentially and as proprietary the following information of the Trust (a) all records and other information relative to each Fund’s prior, present, or potential shareholders (and clients of said shareholders) and (b) any Nonpublic Personal Information, as defined under Section 248.3(t) of Regulation S-P (“Regulation S-P”), promulgated under the Gramm-Leach-Bliley Act (the “G-L-B Act”); and (2) except after prior notification to and approval in writing by the Trust, not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, or as otherwise permitted by Regulation S-P or the G-L-B Act, and if in compliance therewith, the privacy policies adopted by the Trust and communicated in writing to the Adviser. Such written approval shall not be unreasonably withheld by the Trust and may not be withheld where the Adviser may be exposed to civil or criminal contempt or other proceedings for failure to comply after being requested to divulge such information by duly constituted authorities.

18. ANTI-MONEY LAUNDERING COMPLIANCE. The Adviser acknowledges that, in compliance with the Bank Secrecy Act, as amended, the USA PATRIOT Act, and any implementing regulations thereunder (together, “AML Laws”), the Trust has adopted an Anti-Money Laundering Policy. The Adviser agrees to comply with the Trust’s Anti-Money Laundering Policy and the AML Laws, as the same may apply to the Adviser, now and in the future. The Adviser further agrees to provide to the Trust, the Funds’ administrator and/or the Funds’
Exhibit A - 9

anti-money laundering compliance officer such reports, certifications and contractual assurances as may be reasonably requested by the Trust. The Trust may disclose information regarding the Adviser to governmental and/or regulatory or self-regulatory authorities to the extent required by applicable law or regulation and may file reports with such authorities as may be required by applicable law or regulation.

19. CERTIFICATIONS; DISCLOSURE CONTROLS AND PROCEDURES. The Adviser acknowledges that, in compliance with the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), and the implementing regulations promulgated thereunder, the Trust and the Fund are required to make certain certifications and have adopted disclosure controls and procedures. To the extent reasonably requested by the Trust, the Adviser agrees to use its best efforts to assist the Trust and the Fund in complying with the Sarbanes-Oxley Act and implementing the Trust’s disclosure controls and procedures. The Adviser agrees to inform the Trust of any material development related to the Fund that the Adviser reasonably believes is relevant to a Fund’s certification obligations under the Sarbanes-Oxley Act.

20. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

21. CAPTIONS. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

22. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the Investment Company Act and the Advisers Act and any rules and regulations promulgated thereunder.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all on the day and year first above written.

MANAGER DIRECTED PORTFOLIOS on behalf its series listed on Schedule A	CORBYN INVESTMENT MANAGEMENT, INC.

By:	By:
Name:	Name:
Title:	Title:

Exhibit A - 10

SCHEDULE A

Series of Manager Directed Portfolios	Annual Fee Rate as a Percentage of Average Daily Net Assets
Greenspring Income Opportunities Fund	0.60%

Exhibit A - 11

PO Box 211230, Eagan, MN 55121-9984	VOTE ONLINE 1. Read the proxy statement. 2. Follow the simple instructions.
VOTE BY PHONE 1.Read the proxy statement and have the proxy card at hand. 2.Follow the simple instructions.
VOTE BY MAIL 1. Read the proxy statement. 2. Check the appropriate box(es) on the reverse side of the proxy card. 3. Sign, date and return the proxy card in the envelope provided
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GREENSPRING INCOME OPPORTUNITIES FUND
PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD JUNE 17, 2025
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF MANAGER DIRECTED PORTFOLIOS
The undersigned shareholder of the Greenspring Income Opportunities Fund (the “Fund”), a series of Manager Directed Portfolios, hereby appoints each of Amber C. Kopp and Ryan S. Frank, collectively or individually, as his or her attorney-in-fact and proxy, with the power of substitution of each, to vote and act with respect to all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on June 17, 2025, at 11:00 a.m. Central time, at the offices of the Fund’s administrator, U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202 and at any adjournment thereof.
The attorneys-in-fact named above will vote the shares represented by this proxy in accordance with the choice made on this ballot. IF THIS PROXY IS PROPERLY EXECUTED BUT NO CHOICE IS INDICATED AS TO EACH PROPOSAL, THIS PROXY WILL BE VOTED “FOR” EACH PROPOSAL. DISCRETIONARY AUTHORITY IS HEREBY CONFERRED AS TO ALL OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT THEREOF.

CONTROL NUMBER

AUTHORIZED SIGNATURE(S)
This section must be completed for your vote to be counted

Signature(s) and Title(s), if applicable Sign in the box above

Date __________________________________________

Note: Please sign exactly as your name(s) appear(s) on this proxy card. If signing for estates, trusts, or other fiduciaries, your title or capacity should be stated and where more than one name appears, a majority must sign. If shares are held jointly, one or more joint owners should sign personally. If a corporation, the signature should be that of an authorized officer who should state his or her title.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be
held on June 17, 2025.

The Proxy Statement for this Meeting is available at https://proxyvotinginfo.com/p/GRIOX2025

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.
PLEASE CAST YOUR VOTE TODAY!

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

Please detach at perforation
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This proxy is solicited on behalf of the Board of Trustees of Manager Directed Portfolios. It will be voted as specified.
If no specification is made, this proxy shall be voted “FOR” each proposal.
The Board of Trustees has voted in favor of each proposal and recommends that you vote “FOR” each proposal.

TO VOTE, MARK BOX(ES) BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

		FOR	AGAINST	ABSTAIN
1.	To approve an investment advisory agreement between Corbyn Investment Management, Inc. and the Trust, on behalf of the Fund.	☐	☐	☐

		FOR	AGAINST	ABSTAIN
2.	To approve one or more adjournments of the Special Meeting to a later date to solicit additional proxies.	☐	☐	☐

YOUR SIGNATURE ON THIS VOTING INSTRUCTION CARD IS REQUIRED FOR YOUR VOTE TO BE COUNTED. IF YOU ARE NOT VOTING BY TELEPHONE OR INTERNET, PLEASE BE SURE TO SIGN, DATE, AND RETURN ALL PAGES OF THIS CARD IN THE ENCLOSED ENVELOPE